UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2015

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 29, 2015, the Board of Directors of Berry Plastics Group, Inc. (the “Company”) adopted a revised Code of Business Ethics (the “Code”) to (a) clarify that all board members, executives and employees are accountable for complying and adhering to the Code, (b) add policies that require personnel to understand and comply with anticorruption, employee privacy, government procurement and anti-boycott laws, (c) require pre-approval from the Company’s Chief Financial Officer and General Counsel for political contributions or expenditures incurred by the Company and (d) make other administrative and non-substantive changes to the Code.

A copy of the Code is filed herewith as Exhibit 14.1 and incorporated into this Item 5.05 by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
14.1	Code of Business Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC. (Registrant)

	By:	/s/ Jason K. Greene
August 4, 2015		Jason K. Greene
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
14.1	Code of Business Ethics